                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 1998


                            PROFESSIONALS GROUP, INC.
             (Exact name of registrant as specified in its charter)



             Michigan                      0-21223                38-3273911
   (State or other jurisdiction     (Commission File No.)        (IRS Employer
        of incorporation)                                    Identification No.)


                2600 Professionals Drive, Okemos, Michigan 48864
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 349-6500


                Professionals Insurance Company Management Group
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

THE BUSINESS COMBINATION

         On July 1, 1998, the business combination of Professionals Insurance Company Management Group, a Michigan business corporation now known as "Professionals Group, Inc." ("Professionals Group"), and Physicians Protective Trust Fund, a medical malpractice self-insurance trust fund organized under Florida Statutes Section 627.357 ("PPTF"), was consummated pursuant to the First Amended and Restated Agreement and Plan of Merger dated as of October 3, 1997, as amended by a First Amendment to First Amended and Restated Agreement and Plan of Merger dated as of April 13, 1998 (collectively, the "Merger Agreement"), both executed by and among Professionals Group, PICOM Insurance Company, a Michigan stock insurance corporation and wholly-owned subsidiary of Professionals Group now known as "ProNational Insurance Company" ("PICOM"), and PPTF. PPTF is a medical malpractice self-insurance trust fund that was formed in 1975 under the Florida Insurance Code which permits a group of health care providers to self-insure against professional medical malpractice liability. PPTF had consolidated assets of $406.3 million at March 31, 1998, and $434.8 million and $417.5 million at December 31, 1997 and 1996, respectively. (All capitalized terms not otherwise defined herein shall have the meanings provided for such terms in the Merger Agreement.)

         The business combination of Professionals Group and PPTF was effected through the merger of PPTF with and into PPTF Merger Insurance Company, a newly-formed wholly-owned insurance subsidiary of Professionals Group ("INSCO"), followed immediately by the merger of INSCO with and into PICOM, with PICOM continuing on as the surviving insurance corporation). As a result of such business combination, Professionals Group's consolidated assets increased to approximately $873.7 million on a pro forma basis as of March 31, 1998.

         By virtue of the consummation of the transactions contemplated by the Merger Agreement: (i) Professionals Group remains the parent of PICOM, PICOM holds all of the assets and liabilities of PPTF and INSCO, and PPTF and INSCO ceased to exist; (ii) all Members of PPTF ceased to have any rights as Members of PPTF (including the right to elect trustees, the right to vote as to other matters, and all rights with respect to the distribution of surplus in liquidation); (iii) all Membership Rights of PPTF Members were converted into an aggregate of 4,089,160 shares of Professionals Group Common Stock and ceased to exist; and (iv) PPTF indemnity agreements became insurance policies issued by PICOM and were converted from assessable insurance policies to nonassessable insurance policies, without any endorsement or modification thereto. In addition, following the consummation of such transactions, PICOM was renamed "ProNational Insurance Company" (to reflect the combined insurance operations of PPTF and PICOM). PICOM is maintaining regional executive offices in Okemos, Michigan and Coral Gables, Florida and local sales and service offices in Florida, Illinois, Indiana and Ohio.

         Upon consummation of the merger of PPTF with and into INSCO all Membership Rights of PPTF Members were converted into an aggregate of 4,089,160 shares (the "Aggregate Merger Shares") of Common Stock, no par value per share of Professionals Group ("Professionals Group Common Stock"). In consideration for such Membership Rights, the Aggregate Merger Shares have been allocated to, and are being distributed to, Members of PPTF in accordance with the formula (the "Allocation Formula") that follows: Each Member of PPTF who did not timely and properly exercise dissenters' rights has been allocated a portion of the Aggregate Merger Shares in an amount (calculated to two decimal places) determined by multiplying 4,089,160 shares of Professionals Group Common Stock by the ratio (calculated to six decimal places) of the earned premium on such Member's PPTF Policy for the 12 months ending on April 1 (the "Earned PPTF Policy Premium") to $56,037,359 (which is the



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aggregate of all earned premium on all PPTF Policies for such 12 months) (the
"Aggregate Earned Premium"); provided, however, that in lieu of any fractional share of Professionals Group Common Stock, such Member shall be paid cash in an amount determined by multiplying the amount of such fractional share by $37.39 (which is the average of the daily closing prices per share of Professionals Group Common Stock as reported by the Nasdaq National Market for the period of 20 business days ending on the fifth business day prior to July 1, 1998 (the closing date with respect to the transactions contemplated by the Merger Agreement)). The one Member of PPTF who timely and properly exercised dissenters' rights will be paid the fair value of his Membership Rights.

         By way of example, under the Allocation Formula, and assuming he or she did not exercise dissenters' rights, a Member of PPTF whose PPTF Policy had $24,000 of Earned PPTF Policy Premium would be entitled to 1,750.16 Aggregate Merger Shares, determined by multiplying 4,089,160 shares of Professionals Group Common Stock by .000428 ($24,000 of Earned PPTF Policy Premium divided by $56,037,359 (the Aggregate Earned Premium)). However, because fractional shares of Professionals Group Common Stock will not be issued, such Member would receive 1,750 whole shares of Professionals Group Common Stock and, in lieu of the fractional share of Professionals Group Common Stock, would be paid cash equal to $5.98 (which amount was determined by multiplying the amount of such fractional share (in this example .16) by $37.39).

         Each share of Professionals Group Common Stock outstanding immediately prior to consummation of the transactions contemplated by the Merger Agreement remains outstanding and unchanged as a result of those transactions. Each option granted by Professionals Group to purchase shares of Professionals Group Common Stock outstanding and unexercised immediately prior to the consummation of the transactions contemplated by the Merger Agreement (i) continues to represent a right to acquire shares of Professionals Group Common Stock, (ii) remains an issued and outstanding option to purchase from Professionals Group shares of Professionals Group Common Stock in the same amount and at the same exercise price subject to the terms of the Professionals Group stock plans under which they were issued and the agreements evidencing grants thereunder, and (iii) was not affected by the consummation of the transactions contemplated by the Merger Agreement.

         The transactions consummated pursuant to the Merger Agreement will be accounted for as a "pooling-of-interests" transaction under generally accepted accounting principles. Under such method of accounting, Members of PPTF will be deemed to have combined their existing interests in PPTF with that of holders of Professionals Group Common Stock by exchanging their Membership Rights for shares of Professionals Group Common Stock. Accordingly, the book value of the assets, liabilities and policyholder fund balance of PPTF, as reported on its consolidated balance sheet, will be carried over to the consolidated balance sheet of the combined entity at their recorded amounts and no goodwill will be created. The combined entity will be able to include in its consolidated income the consolidated income of PPTF and Professionals Group for all of fiscal year 1998 (however, certain expenses incurred to effect the Mergers must be treated as current charges against income rather than adjustments to the balance sheet), and the reported income of the separate entities for prior periods will be combined and restated as income of the combined entity.




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



DIRECTORS

         Professionals Group. Following the consummation of the transactions contemplated by the Merger Agreement, the size of the Board of Directors of Professionals Group (the "Professionals Group Board") was increased to 16 persons. The table below sets forth certain information regarding the composition of the Professionals Group Board.


    Director                                Class            Term Expires
    --------                                -----            ------------

Louis P. Brady, M.D.                         III                 1999

Jerry D. Campbell                            III                 1999

W. Peter McCabe, M.D.                        III                 1999

Steven L. Salman, Esq.                       III                 1999

Donald S. Young, Esq.                        III                 1999

William H. Woodhams, M.D.                    III                 1999



Victor T. Adamo, Esq.                         I                  2000

Eliot H. Berg, M.D.                           I                  2000

John F. McCaffrey                             I                  2000

Isaac J. Powell, M.D.                         I                  2000

Edward S. Truppman, M.D.                      I                  2000



Richard G. Alper, M.D.                        II                 2001

R. Kevin Clinton, FCAS, MAAA                  II                 2001

John F. Dodge, Jr., Esq.                      II                 2001

H. Harvey Gass, M.D.                          II                 2001

Ann F. Putallaz, Ph.D.                        II                 2001





         In addition, a committee of the Professionals Group Board known as the "Nominating Committee" was established. This committee (i) is comprised of four members of the Professionals Group Board (Louis P. Brady, H. Harvey Gass, W. Peter McCabe and Edward S. Truppman), and (ii) to the fullest extent permitted under the articles of incorporation and the bylaws of Professionals Group, has been delegated and authorized to recommend nominees for election to the Professionals Group Board. Action of the Nominating Committee within the meaning of Section 523 of the Michigan Business Corporation Act, as amended, will require the favorable vote of at least 75% of the members of this committee.




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         PICOM. Following the consummation of the transactions contemplated by the Merger Agreement, the composition of the Board of Directors of PICOM was changed. It now consists of ten persons, namely: Victor T. Adamo, Esq., Eliot H. Berg, M.D., Joseph P. Cauthen, M.D., David W. Heeke, D.D.S., Richard P. Horsch, M.D., W. Peter McCabe, M.D., Robert E. Paxton, M.D., Steven L. Salman, Esq., George A. Segal, M.D., and Jack Wolfsdorf, M.D.

EXECUTIVE OFFICERS

         Professionals Group. Dr. McCabe is the Chairman of the Board of Professionals Group, Dr. Berg is the Vice-Chairman of the Board of Professionals Group, Mr. Adamo is the President and Chief Executive Officer of Professionals Group, and Mr. Salman is the Chief Operating Officer of Professionals Group. The other executive officers of Professionals Group are: R. Kevin Clinton, Chief Financial Officer; William P. Sabados, Chief Information Officer; Annette E. Flood, Vice President and Secretary; and John F. Lang, Vice President, Treasurer and Chief Accounting Officer.

         PICOM. Dr. Berg is the Chairman of the Board of PICOM, as the surviving corporation in the PICOM Merger; Dr. McCabe is the Vice-Chairman of the Board of PICOM; and Mr. Salman is the President and Chief Executive Officer of PICOM.

OTHER MATTERS

         Section 1.28 Stock. Subject to the terms of the Merger Agreement and certain Consulting, Confidentiality and Noncompetition Agreements executed by and between Professionals Group and each of Drs. Richard G. Alper, Eliot H. Berg, Louis P. Brady, Joseph P. Cauthen, Hubert G. Martinez, George A. Segal, Kerry M. Schwartz, Robert S. Tolmach, Edward S. Truppman and Jack Wolfsdorf, Professionals Group has provisionally granted and allocated to the PPTF Trustee Participants an aggregate of 93,204 shares of Professionals Group Common Stock. Of such shares of Professionals Group Common Stock, 13,597 shares, 9,159 shares, 8,806 shares, 8,806 shares, 8,806 shares, 8,806 shares, 8,806 shares, 8,806 shares, 8,806 shares, and 8,806 shares have been allocated to Dr. Berg, Dr. Brady, Dr. Alper, Dr. Schwartz, Dr. Martinez, Dr. Segal, Dr. Tolmach, Dr. Cauthen, Dr. Truppman and Dr. Wolfsdorf, respectively. On July 1, 1998, Professionals Group issued and delivered to each PPTF Trustee Participant that number of shares of Professionals Group Common Stock that is equal to 20% of the aggregate number of shares of Professionals Group Common Stock allocated to such PPTF Trustee Participant. The remaining 80% of the aggregate number of shares of Professionals Group Common Stock allocated to such PPTF Trustee Participant will be delivered to such PPTF Trustee Participant in four equal and annual installments, subject to the vesting provisions of his Consulting Agreement. Under such vesting provisions, a PPTF Trustee Participant will receive an annual installment of the shares allocated to him only if his Consulting Agreement is still in effect on the date such annual installment is to be delivered by Professionals Group. However, all of the shares of Professionals Group Common Stock allocated to a PPTF Trustee Participant under his Consulting Agreement will automatically vest if, while his Consulting Agreement is in effect, such PPTF Trustee Participant dies or a "change of control" of Professionals Group occurs. (For these purposes, the term "change of control" is defined substantially the same as it is defined in Professionals Group's Key Employee Retention Plan.) In this regard, it is to be noted that each of the Consulting Agreements imposes confidentiality, noncompetition and nonsolicitation obligations on the PPTF Trustee Participants that are parties thereto.

         Subject to the terms of the Merger Agreement and certain
Confidentiality, Noncompetition and Stock Grant Agreements executed by and between Professionals Group and each of Messrs. William D. Baxter, David R. Goss, Gregg Hanson, John Hastie, Steven L. Salman and Robert E. White, Jr. and



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



Mrs. Peggy Schemenauer, Professionals Group has provisionally granted and allocated to the PPTF Officers an aggregate of 59,796 shares of Professionals Group Common Stock. Of such shares of Professionals Group Common Stock, 35,224 shares, 8,806 shares, 7,486 shares, 3,523 shares, 3,523 shares, 881 shares and 353 shares have been allocated to Mr. Salman, Mr. White, Mr. Baxter, Ms. Schemenauer, Mr. Hanson, Mr. Hastie and Mr. Goss, respectively. On July 1, 1998 Professionals Group issued and delivered to each PPTF Officer the number of shares of Professionals Group Common Stock that is equal to 20% of the aggregate number of shares of Professionals Group Common Stock allocated to such PPTF Officer. The remaining 80% of the aggregate number of shares of Professionals Group Common Stock allocated to such PPTF Officer will be delivered to such PPTF Officer in four equal and annual installments, subject to the vesting provisions of his or her Stock Grant Agreement. Under such vesting provisions, a PPTF Officer will receive an annual installment of the shares allocated to him or her only if his or her Stock Grant Agreement is still in effect on the date such annual installment is to be delivered by Professionals Group. However, all of the shares of Professionals Group Common Stock allocated to a PPTF Officer under his or her Stock Grant Agreement will automatically vest if, while his or her Stock Grant Agreement is in effect, such PPTF Officer dies or a "change of control" of Professionals Group occurs. (For these purposes, the term "change of control" is defined substantially the same as it is defined in Professionals Group's Key Employee Retention Plan.) In this regard, it is to be noted that each of the Stock Grant Agreements imposes confidentiality, noncompetition and nonsolicitation obligations on the PPTF Officers that are parties thereto.

         The shares of Professionals Group Common Stock to be issued to the PPTF Trustee Participants and the PPTF Officers pursuant to Section 1.28 of the Merger Agreement and the applicable Consulting Agreements and the Stock Grant Agreements are intended to be an incentive for the recipients to be active participants in the operations and management of Professionals Group and/or PICOM following the consummation of the transactions contemplated by the Merger Agreement. Professionals Group has concluded that such active participation will facilitate and expedite the consolidation and integration of the operations of PICOM and PPTF within a reasonable time following the consummation of the transactions contemplated by the Merger Agreement. Professionals Group has determined that such incentives will provide it continued access to the services and skills of these persons and will discourage such persons from accepting offers of employment from competitors.

ITEM 5.  OTHER EVENTS

         On June 3, 1998, at the 1998 Annual Meeting of Stockholders of Professionals Group, the stockholders of Professionals Group (i) approved the transactions contemplated by the Merger Agreement; (ii) approved an amendment to Article I of Professionals Group's First Amended and Restated Articles of Incorporation to change the name of Professionals Group to "Professionals Group, Inc." and (iii) elected Mr. R. Kevin Clinton, John F. Dodge, Jr., Esq.,
H. Harvey Gass, M.D. and Ann F. Putallaz, Ph.D. to the Professionals Group Board for three year terms expiring in the year 2001 and upon the election and qualification of their successors or upon their earlier resignation or removal.

         The vote of stockholders with respect to the transactions contemplated by the Merger Agreement was as follows: For - 2,115,988 shares; Against - 56,736 shares; Abstain - 18,871 shares; Not Voting - 444,633 shares. The vote of stockholders with respect to amending Professional's Group's First Amended and Restated Articles of Incorporation to change its name was as follows: For - 2,617,894 shares; Against -3,395 shares; Abstain - 14,939. The vote of shareholders with respect to the election of directors was as follows:




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

                                                                Shares
       Nominee                 Shares For Election             Withheld

R. Kevin Clinton                     2,620,270                 15,958

John F. Dodge, Jr.                   2,618,479                 17,749

H. Harvey Gass, M.D.                 2,620,028                 16,200

Ann F. Putallaz, Ph.D.               2,620,270                 15,958


         In addition, incumbent directors Victor T. Adamo, Esq., Jerry D. Campbell, W. Peter McCabe, M.D., John McCaffrey, Issac J. Powell, M.D., Donald
S. Young, Esq., and William H. Woodhams, M.D., continued in office.

         The above matters are more fully described in Professionals Group's Joint Proxy Statement/Prospectus dated April 29, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  (i) Included with this Current Report on Form 8-K as Exhibit
99.1 are (A) the report dated February 27, 1998 of KPMG Peat Marwick LLP, independent auditors, on the consolidated financial statements of PPTF; (B) consolidated balance sheets of PPTF as of December 31, 1997 and 1996; (C) consolidated statements of income of PPTF for the years ended December 31, 1997, 1996 and 1995; (D) consolidated statements of changes in fund balance of PPTF for the years ended December 31, 1997, 1996 and 1995; (E) consolidated statements of cash flows of PPTF for the years ended December 31, 1997, 1996 and 1995; and (F) notes to such consolidated financial statements of PPTF.

                  (ii) Included with this Current Report on Form 8-K as Exhibit
99.2 are (A) unaudited condensed consolidated balance sheet of PPTF as of March 31, 1998; (B) unaudited condensed consolidated statements of income of PPTF for the three months ended March 31, 1998 and 1997; (C) unaudited condensed consolidated statements of cash flows of PPTF for the three months ended March 31, 1998 and 1997; and (D) notes to such unaudited condensed consolidated financial statements of PPTF.

         (b)      Pro Forma Financial Information.

                  Included with this Current Report on Form 8-K as Exhibit 99.3 are (i) unaudited pro forma condensed combined statements of income for Professionals Group and PPTF for the three months ended March 31, 1998 and 1997 and for the years ended December 31, 1997, 1996 and 1995; (ii) an unaudited pro forma condensed combined balance sheet of Professionals Group and PPTF at March 31, 1998; and (iii) notes to such unaudited pro forma condensed combined financial statements.

         (c)      Exhibits.





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       Exhibit Reference
            Number                           Exhibit Description
       -----------------                     -------------------

              3.1                            Second Amended and Restated
                                             Articles of Incorporation of
                                             Professionals Group, Inc.*

             23.1                            Consent of KPMG Peat Marwick LLP*

             27.1                            Financial Data Schedule of
                                             Physicians Protective Trust Fund.*

             99.1                            Financial statements of
                                             Physicians Protective Trust Fund
                                             ("PPTF") as follows: (i) the report
                                             dated February 27, 1998 of KPMG
                                             Peat Marwick LLP, independent
                                             auditors, on the consolidated
                                             financial statements of PPTF; (ii)
                                             consolidated balance sheets of PPTF
                                             as of December 31, 1997 and 1996;
                                             (iii) consolidated statements of
                                             income of PPTF for the years ended
                                             December 31, 1997, 1996 and 1995;
                                             (iv) consolidated statements of
                                             changes in fund balance of PPTF for
                                             the years ended December 31, 1997,
                                             1996 and 1995; (v) consolidated
                                             statements of cash flows of PPTF
                                             for the years ended December 31,
                                             1997, 1996 and 1995; and (vi) notes
                                             to such consolidated financial
                                             statements of PPTF.*

             99.2                            Financial statements of
                                             Physicians Protective Trust Fund
                                             ("PPTF") as follows: (i) unaudited
                                             condensed consolidated balance
                                             sheet of PPTF as of March 31,
                                             1998; (ii) unaudited condensed
                                             consolidated statements of income
                                             of PPTF for the three months ended
                                             March 31, 1998 and 1997;
                                             (iii) unaudited condensed
                                             consolidated statements of cash
                                             flows of PPTF for the three months
                                             ended March 31, 1998 and 1997; and
                                             (iv) notes to such unaudited
                                             condensed consolidated financial
                                             statements of PPTF.*

             99.3                            Pro forma financial statements
                                             of Professionals Group, Inc.
                                             ("Professionals Group") and
                                             Physicians Protective Trust Fund
                                             ("PPTF") as follows: (i) unaudited
                                             pro forma condensed combined
                                             statements of income for
                                             Professionals Group and PPTF for
                                             the three months ended March 31,
                                             1998 and 1997 and for the years
                                             ended December 31, 1997, 1996 and
                                             1995; (ii) an unaudited pro forma
                                             condensed combined balance sheet of
                                             Professionals Group and PPTF at
                                             March 31, 1998; and (iii) notes to
                                             such unaudited pro forma condensed
                                             combined financial statements.*




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
Exhibit Reference
     Number                                  Exhibit Description
-----------------                            -------------------
      99.4                                   First Amended and Restated
                                             Agreement and Plan of Merger dated
                                             as of October 3, 1997 by and among
                                             the registrant, PICOM Insurance
                                             Company and Physicians Protective
                                             Trust Fund (incorporated by
                                             reference to Exhibit 2 of the
                                             registrant's Current Report on Form
                                             8-K dated October 3, 1997 filed
                                             with the Securities and Exchange
                                             Commission on October 10, 1997
                                             (file no. 0- 21223)).

      99.5                                   First Amendment to First
                                             Amended and Restated Agreement and
                                             Plan of Merger dated as of April
                                             13, 1998 by and among the
                                             registrant, PICOM Insurance Company
                                             and Physicians Protective Trust
                                             Fund (incorporated by reference to
                                             Exhibit (2)(b)/(10)(b) of the
                                             registrant's Registration Statement
                                             on Form S-4 (registration no.
                                             333-51071) filed with the
                                             Securities and Exchange Commission
                                             on April 27, 1998).



---------------------------------
* Filed herewith



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROFESSIONALS GROUP, INC.



Date:    July 15, 1998                 By:/s/ John F. Lang
                                         ---------------------------------------
                                            Name:  John F. Lang
                                            Its:   Vice President, Treasurer and
                                                   Chief Accounting Officer










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
                                EXHIBIT INDEX
                                -------------


EXHIBIT NO.                             DESCRIPTION
-----------                             -----------

EXHIBIT 3.1                Second Amended and Restated Articles
                           of Incorporation of Professionals Group, Inc.

EXHIBIT 23.1               Consent of KPMG Peat Marwick LLP

EXHIBIT 27.1               Financial Data Schedule of Physicians Protective
                           Trust Fund.

EXHIBIT 99.1               Audited Financial Statements of Physicians Protective
                           Trust Fund.

EXHIBIT 99.2               Unaudited Financial Statements of Physicians
                           Protective Trust Fund.

EXHIBIT 99.3 Pro Forma Financial Statements of Professionals Group, Inc. and Physicians Protective Trust Fund.